CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.

IGR’s current distribution rate represents an annualized yield of 7.6% based on the closing market price of $7.07 on January 6, 2012 and a 6.6% yield on a closing NAV of $8.16 as of the same date.

This notice relates to the regular monthly distribution in the amount of $0.045 per share payable January 31, 2012 to shareholders of record on January 20, 2012. The Fund has paid or declared total distributions of $0.045 per share to date in fiscal year 2012 (January 1, 2012 to January 31, 2012). The source of the distribution declared for the month and current fiscal year are estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.026 (58%)	—(0%)	—(0%)	$0.019(42%)
YTD	$0.045	$0.026 (58%)	—(0%)	—(0%)	$0.019(42%)

*	Reflects PFIC losses, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital. The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2011 (January 1, 2011 through December 31, 2011) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2011. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (January 1, 2007 through December 31, 2011) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2011 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2011 to 12/31/2011
Year-to-date Cumulative Total Return on NAV[1]	0.94%
Cumulative Distribution Rate[2]	6.63%
Preceding Five-Year Period 1/1/2007 to 12/31/2011
Average Annual Total Return on NAV[3]	-1.38%
Average Annual Distribution Rate[4]	9.54%
Current Annualized Distribution Rate[5]	6.63%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2011 through December 31, 2011) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2011.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2011.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

January 10, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.

IGR’s current distribution rate represents an annualized yield of 7.0% based on the closing market price of $7.76 on February 7, 2012 and a 6.2% yield on a closing NAV of $8.72 as of the same date.

This notice relates to the regular monthly distribution in the amount of $0.045 per share payable February 29, 2012 to shareholders of record on February 21, 2012. The Fund has paid or declared total distributions of $0.09 per share to date in fiscal year 2012 (January 1, 2012 to February 29, 2012). The source of the distribution declared for the month and current fiscal year are estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.031 (69%)	—(0%)	—(0%)	$0.014(31%)
YTD	$0.090	$0.062 (69%)	—(0%)	—(0%)	$0.028(31%)

*	Reflects PFIC losses, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital. The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute.

The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through January 31, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its current annualized distribution rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (February 1, 2007 through January 31, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 1/31/2012
Year-to-date Cumulative Total Return on NAV[1]	5.59%
Cumulative Distribution Rate[2]	0.53%
Preceding Five-Year Period 2/1/2007 to 1/31/2012
Average Annual Total Return on NAV[3]	1.94%
Average Annual Distribution Rate[4]	9.58%
Current Annualized Distribution Rate[5]	6.32%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through January 31, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

February 9, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.

IGR’s current distribution rate represents an annualized yield of 7.0% based on the closing market price of $7.76 on March 7, 2012 and a 6.2% yield on a closing NAV of $8.66 as of the same date.

This notice relates to the regular monthly distribution in the amount of $0.045 per share payable March 30, 2012 to shareholders of record on March 22, 2012. The Fund has paid or declared total distributions of $0.135 per share to date in fiscal year 2012 (January 1, 2012 to March 31, 2012). The source of the distribution declared for the month and current fiscal year are estimated as follows:

Estimated Source of Distributions:

Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.031 (69%)	—(0%)	—(0%)	$0.014(31%)
YTD	$0.135	$0.093 (69%)	—(0%)	—(0%)	$0.042(31%)

*	Reflects PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital. The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute.

The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through February 29, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its current annualized distribution rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (March 1, 2007 through February 29, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 2/29/2012
Year-to-date Cumulative Total Return on NAV[1]	8.12%
Cumulative Distribution Rate[2]	1.03%
Preceding Five-Year Period 3/1/2007 to 2/29/2012
Average Annual Total Return on NAV[3]	8.11%
Average Annual Distribution Rate[4]	9.64%
Current Annualized Distribution Rate[5]	6.20%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through February 29, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 29, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

March 9, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.

IGR’s current distribution rate represents an annualized yield of 6.7% based on the closing market price of $8.06 on April 4, 2012 and a 6.1% yield on a closing NAV of $8.83 as of the same date.

This notice relates to the regular monthly distribution in the amount of $0.045 per share payable April 30, 2012 to shareholders of record on April 20, 2012. The Fund has paid or declared total distributions of $0.18 per share to date in fiscal year 2012 (January 1, 2012 to April 30, 2012). The source of the distribution declared for the month and current fiscal year are estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.028 (63%)	—(0%)	—(0%)	$0.017(37%)
YTD	$0.18	$0.113 (63%)	—(0%)	—(0%)	$0.067(37%)

*	Reflects PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital. The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute.

The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through March 31, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its current annualized distribution rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (April 1, 2007 through March 31, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 3/31/2012
Year-to-date Cumulative Total Return on NAV[1]	10.79%
Cumulative Distribution Rate[2]	1.52%
Preceding Five-Year Period 4/1/2007 to 3/31/2012
Average Annual Total Return on NAV[3]	7.63%
Average Annual Distribution Rate[4]	9.70%
Current Annualized Distribution Rate[5]	6.08%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through March 31, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

April 9, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the fund’s estimates of the sources of its income become more clear.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

IGR’s current distribution rate represents an annualized yield of 6.7% based on the closing market price of $8.11 on May 7, 2012 and a 6.0% yield on a closing NAV of $8.97 as of the same date.

This notice relates to the regular monthly distribution in the amount of $0.045 per share payable May 31, 2012 to shareholders of record on May 22, 2012. The Fund has paid or declared total distributions of $0.225 per share to date in fiscal year 2012 (January 1, 2012 to May 31, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.033 (73%)	—(0%)	—(0%)	$0.012(27%)
YTD	$0.225	$0.165 (73%)	—(0%)	—(0%)	$0.060(27%)

*	Includes PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized and unrealized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to The Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through April 30, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (May 1, 2007 through April 30, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 4/30/2012
Year-to-date Cumulative Total Return on NAV[1]	13.47%
Cumulative Distribution Rate[2]	1.99%
Preceding Five-Year Period 5/1/2007 to 4/30/2012
Average Annual Total Return on NAV[3]	3.30%
Average Annual Distribution Rate[4]	9.82%
Current Annualized Distribution Rate[5]	5.97%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through April 30, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

May 10, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the fund’s estimates of the sources of its income become more clear.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized and unrealized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

IGR’s current distribution rate represents an annualized yield of 7.1% based on the closing market price of $7.59 on June 6, 2012 and a 6.3% yield on a closing NAV of $8.63 as of the same date.

This notice relates to the regular monthly distribution in the amount of $0.045 per share payable June 29, 2012 to shareholders of record on June 21, 2012. The Fund has paid or declared total distributions of $0.27 per share to date in fiscal year 2012 (January 1, 2012 to June 30, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.025(56%)	—(0%)	—(0%)	$0.020(44%)
YTD	$0.27	$0.151(56%)	—(0%)	—(0%)	$0.119(44%)

*	Includes PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute.

The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through May 31, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (June 1, 2007 through May 31, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 5/31/2012
Year-to-date Cumulative Total Return on NAV[1]	7.39%
Cumulative Distribution Rate[2]	2.64%
Preceding Five-Year Period 6/1/2007 to 5/31/2012
Average Annual Total Return on NAV[3]	-0.87%
Average Annual Distribution Rate[4]	9.95%
Current Annualized Distribution Rate[5]	6.34%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through May 31, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

June 11, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the fund’s estimates of the sources of its income become more clear.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized and unrealized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

IGR’s current distribution rate represents an annualized yield of 6.7% based on the closing market price of $8.09 on July 9, 2012 and a 6.0% yield on a closing NAV of $9.01 as of the same date.

This notice relates to the regular monthly distribution in the amount of $0.045 per share payable July 31, 2012 to shareholders of record on July 23, 2012. The Fund has paid or declared total distributions of $0.315 per share to date in fiscal year 2012 (January 1, 2012 to July 31, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.033(73%)	—(0%)	—(0%)	$0.012(27%)
YTD	$0.315	$0.230(73%)	—(0%)	—(0%)	$0.085(27%)

*	Includes PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute.

The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through June 30, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (July 1, 2007 through June 30, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 6/30/2012
Year-to-date Cumulative Total Return on NAV[1]	13.38%
Cumulative Distribution Rate[2]	3.02%
Preceding Five-Year Period 7/1/2007 to 6/30/2012
Average Annual Total Return on NAV[3]	0.14%
Average Annual Distribution Rate[4]	10.07%
Current Annualized Distribution Rate[5]	6.03%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through June 30, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

July 12, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of August 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.36 per share to date in fiscal year 2012 (January 1, 2012 to August 31, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.042(94%)	—(0%)	—(0%)	$0.003(6%)
YTD	$0.36	$0.339(94%)	—(0%)	—(0%)	$0.021(6%)

*	Includes PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized and unrealized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through July 31, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (August 1, 2007 through July 31, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 7/31/2012
Year-to-date Cumulative Total Return on NAV[1]	18.13%
Cumulative Distribution Rate[2]	3.39%
Preceding Five-Year Period 8/1/2007 to 7/31/2012
Average Annual Total Return on NAV[3]	0.84%
Average Annual Distribution Rate[4]	10.18%
Current Annualized Distribution Rate[5]	5.82%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through July 31, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

August 10, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of September 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.405 per share to date in fiscal year 2012 (January 1, 2012 to September 30, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.041(91%)	—(0%)	—(0%)	$0.004(9%)
YTD	$0.405	$0.367(91%)	—(0%)	—(0%)	$0.038(9%)

*	Includes PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized and unrealized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through August 31, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (September 1, 2007 through August 31, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 8/31/2012
Year-to-date Cumulative Total Return on NAV[1]	18.83%
Cumulative Distribution Rate[2]	3.88%
Preceding Five-Year Period 9/1/2007 to 8/31/2012
Average Annual Total Return on NAV[3]	-1.65%
Average Annual Distribution Rate[4]	10.25%
Current Annualized Distribution Rate[5]	5.81%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through August 31, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

September 11, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of October 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.45 per share to date in fiscal year 2012 (January 1, 2012 to October 31, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.045(100%)	—(0%)	—(0%)	—(0%)
YTD	$0.45	$0.45(100%)	—(0%)	—(0%)	—(0%)

*	Includes PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through September 30, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (October 1, 2007 through September 30, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 9/30/2012
Year-to-date Cumulative Total Return on NAV[1]	19.15%
Cumulative Distribution Rate[2]	4.37%
Preceding Five-Year Period 10/1/2007 to 9/30/2012
Average Annual Total Return on NAV[3]	-2.73%
Average Annual Distribution Rate[4]	10.14%
Current Annualized Distribution Rate[5]	5.83%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through September 30, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

October 11, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of November 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.495 per share to date in fiscal year 2012 (January 1, 2012 to November 30, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.045	$0.045(100%)	—(0%)	—(0%)	—(0%)
YTD	$0.495	$0.495(100%)	—(0%)	—(0%)	—(0%)

*	Includes PFIC income, as defined below.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through October 31, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (November 1, 2007 through October 31, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 10/31/2012
Year-to-date Cumulative Total Return on NAV[1]	21.14%
Cumulative Distribution Rate[2]	4.80%
Preceding Five-Year Period 11/1/2007 to 10/31/2012
Average Annual Total Return on NAV[3]	1.65%
Average Annual Distribution Rate[4]	10.23%
Current Annualized Distribution Rate[5]	5.76%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through October 31, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

November 8, 2012

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of December 2012 and has authorized a special dividend of $0.042 per common share. Both dividends authorized by the Board will be paid together as one distribution of $0.087 per share. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.582 per share to date in fiscal year 2012 (January 1, 2012 to December 31, 2012). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
Current:		Net Investment Income*	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Regular	$0.045	$0.045(100%)	—(0%)	—(0%)	—(0%)
Special	$0.042	$0.042(100%)	—(0%)	—(0%)	—(0%)
YTD	$0.582	$0.582(100%)	—(0%)	—(0%)	—(0%)

*	Includes PFIC income, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute all income and realized gains, minimizing the need for special distributions.

The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions during the year, they are not required to provide an estimate of the character of those distributions to the Fund. The Fund uses historical information and estimates to generate the estimated character reflected in this notice. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide you with a final determination of the source of distributions paid.

The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. Distributions of PFIC Income may result in a Return of Capital. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute.

The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s cumulative year-to-date total return for fiscal year 2012 (January 1, 2012 through November 30, 2012) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2012, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (December 1, 2007 through November 30, 2012) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding.

Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2012 to 11/30/2012
Year-to-date Cumulative Total Return on NAV[1]	21.46%
Cumulative Distribution Rate[2]	5.29%
Preceding Five-Year Period 12/1/2007 to 11/30/2012
Average Annual Total Return on NAV[3]	8.84%
Average Annual Distribution Rate[4]	10.41%
Current Annualized Distribution Rate[5]	5.77%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2012 through November 30, 2012) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2012.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2012.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

December 7, 2012